UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 9, 2005

                             FUN CITY POPCORN, INC.
               (Exact name of registrant as specified in charter)

          Nevada                     000-32947                71-0390957
          ------                     ---------                ----------
 (State or other jurisdiction       (Commission                  (IRS
  Employer of incorporation)         File Number)           Identification No.)

           122 East 42nd Street, Suite 2606, New York, New York 10022
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 682-3096

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On February 9, 2005, PricewaterhouseCoopers LLP resigned as the independent registered public accounting firm of Fun City Popcorn, Inc. (the "Company") for independence reasons. From December 30, 2004, the date of their appointment as the independent registered public accounting firm of the Company, through the date of their resignation on February 9, 2005, (i) PricewaterhouseCoopers LLP never issued a report on the Company's financial statements, (ii) there were no reportable events (as defined in Item 304(a)(1)(iv)(B)of Regulation S-B and (iii) there were no disagreements (as defined in Item 304(a)(1)(iv)(A) of Regulationi S-B) between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the Company's financial statements.

      The Company requested that PricewaterhouseCoopers LLP furnish the Company with a letter addressed to the United States Securities and Exchange Commission stating whether or not they agree with the above statements. A copy of the letter provided by PricewaterhouseCoopers LLP, dated February 15, 2005, is attached to this Form 8-K as Exhibit 16.1.

      On February 14, 2005, the Company engaged Eisner LLP as its principal independent registered public accounting firm. The Company's board of directors has approved the appointment of Eisner LLP as the Company's new principal independent registered public accounting firm.

      Prior to engaging Eisner LLP the Company did not consult with them regarding either:

      1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered in the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Eisner LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

      2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(B) of Regulation S-B

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

EXHIBIT NUMBER      DESCRIPTION
--------------------------------------------------------------------------------
16.1                Letter from PricewaterhouseCoopers LLP dated
                    February 15, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FUN CITY POPCORN, INC.


Date:  February 15, 2005               /s/ Joshua D. Schein
                                       -----------------------------------------
                                       Joshua D. Schein, Ph.D.
                                       Chief Executive Officer